Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Amended and Restated Credit Agreement (this "Second Amendment") is made as of July 19, 2011, by and among GLOBAL OPERATING LLC, a Delaware limited liability company ("OLLC"), GLOBAL COMPANIES LLC, a Delaware limited liability company ("Global"), GLOBAL MONTELLO GROUP CORP., a Delaware corporation ("Montello"), GLEN HES CORP., a Delaware corporation ("Glen Hes"), CHELSEA SANDWICH LLC, a Delaware limited liability company ("Chelsea LLC"), GLP FINANCE CORP., a Delaware corporation ("Finance"), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company ("GEM"  and, collectively with OLLC, Global, Montello, Glen Hes, Chelsea LLC and Finance, the "Borrowers" and each a "Borrower"), GLOBAL PARTNERS LP, a Delaware limited partnership (the "MLP"), GLOBAL GP LLC, a Delaware limited liability company (the "GP" and, collectively with the MLP, the "Guarantors and each individually, a "Guarantor"), each "Lender" (as such term is defined in the Credit Agreement referred to below) (collectively, the "Lenders" and each individually, a "Lender") party hereto  and Bank of America, N.A. as Administrative Agent and L/C Issuer (as each such term is defined in the Credit Agreement), amending certain provisions of that certain Amended and Restated Credit Agreement dated as of May 14, 2010 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the Guarantors, the Lenders, the Administrative Agent, the L/C Issuer, JPMorgan Chase Bank, N.A. as Syndication Agent and Societe Generale, Standard Chartered Bank, Wells Fargo Bank, N.A. and RBS Citizens, National Association, as Co-Documentation Agents.  Terms not otherwise defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the Lenders and the Administrative Agent and the L/C Issuer desire to amend certain provisions of the Credit Agreement as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendment to Section 7.03 of the Credit Agreement.  Section 7.03(e)(ii) of the Credit Agreement is hereby amended by deleting the words "such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party" which appear in Section 7.03(e)(ii) and substituting in place thereof the words "such Swap Contract does not contain any provision permanently exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party"

§2.  Amendment to Section 7 of the Credit Agreement.  Section 7.18 of the Credit Agreement is hereby amended as follows:

(a)       Section 7.18(ii) of the Credit Agreement is hereby amended by deleting Section 7.18(ii) in its entirety and restating Section 7.18(ii) as follows:

 (ii)      Minimum EBITDA.  Permit Combined EBITDA (a) as at the end of each fiscal quarter, other than the fiscal quarters ending September 30, 2011 and December 31, 2011, to be less than $75,000,000 for the Reference Period ended on such fiscal quarter end date, and (b) as at the end of each of the fiscal quarters ending September 30, 2011 and December 31, 2011 to be less than $70,000,000 for the Reference Period ended on each such fiscal quarter end date.

(b)       Section 7.18(iii) of the Credit Agreement is hereby amended by deleting Section 7.18(iii) in its entirety and restating Section 7.18(iii) as follows:

(iii)     Combined Interest Coverage Ratio.  Permit the Combined Interest Coverage Ratio as of the end of any fiscal quarter to be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Combined Interest Coverage Ratio
June 30, 2011	2.00:1.00
September 30, 2011 and December 31, 2011	1.65:1.00
March 31, 2012	1.75:1.00
June 30, 2012 and each fiscal quarter ending thereafter	2.00:1.00

(c)       Section 7.18(iv) of the Credit Agreement is hereby amended by deleting Section 7.18(iii) in its entirety and restating Section 7.18(iv) as follows:

(iv)      Combined Senior Secured Leverage Ratio.  Permit the Combined Senior Secured Leverage Ratio as of the end of any fiscal quarter to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Combined Senior Secured Leverage Ratio
June 30, 2011	2.50:1.00
September 30, 2011 and December 31, 2011	3.00:1.00
March 31, 2012 and each fiscal quarter ending thereafter	2.75:1.00

§3.  Conditions to Effectiveness.This Second Amendment will become effective as of the date hereof upon satisfaction of the following conditions:

(a)        fully-executed original counterparts of this Second Amendment executed by the Loan Parties, the Administrative Agent and the required Lenders;

(b)       receipt by the Administrative Agent for the respective accounts of each Lender who consents to the Second Amendment on or prior to 5:00 p.m. (Boston time) by July 14, 2011 of an amendment fee of 12.5 basis points on such Lender's WC Commitment and Revolver Commitment; and

(c)       payment to the Administrative Agent for the account of the Administrative Agent of the fees contemplated by the fee letter dated as of the date hereof by and among the Borrowers and the Administrative Agent.

§4.       Representations and Warranties.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Second Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§5.       Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Second Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Second Amendment shall constitute a Loan Document.

§6.       No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§7.       Counterparts.  This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§8.       Governing Law.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title: COO & CFO

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title: COO & CFO

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Thomas J. Hollister
Title: COO & CFO

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title: COO & CFO

GLEN HES CORP.

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLP FINANCE CORP.

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL ENERGY MARKETING LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL GP LLC

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Alan Tapley
Name:	Alan Tapley
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Stephen J. Hoffman
Name:	Stephen J. Hoffman
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Thomas G. Williams
Name:	Thomas G. Williams
Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Daniel M. Grondin
Name:	Daniel M. Grondin
Title:	Senior Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Barbara Paulsen
Name:	Barbara Paulsen
Title:	Managing Director

By:
Name:
Title:

STANDARD CHARTERED BANK, as a Lender

By:	/s/ James P. Hughes
Name:	James P. Hughes
Title:	Director

By:	/s/ Andrew Ng
Name:	Andrew Ng
Title:	Director

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Donald A. Wright
Name:	Donald A. Wright
Title:	Senior Vice President

BNP PARIBAS, as a Lender

By:	/s/ Matthew L. Rosetti
Name:	Matthew L. Rosetti
Title:	Director

By:	/s/ A-C Mathiot
Name:	A-C Mathiot
Title:	Managing Director

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND" NEW YORK BRANCH, as a Lender

By:	/s/ Eva Rushkevich
Name:	Eva Rushkevich
Title:	Executive Director

By:
Name:
Title:

SOVEREIGN BANK, as a Lender

By:	/s/ Robert D. Lanigan
Name:	Robert D. Lanigan
Title:	Senior Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Zali Win
Name:	Zali Win
Title:	Managing Director

By:	/s/ Michael Kermarrec
Name:	Michael Kermarrec
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Keven D. Smith
Name:	Keven D. Smith
Title:	Senior Vice President

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Vice President

RB INTERNATIONAL FINANCE (USA) LLC (formerly known as RZB FINANCE LLC), as a Lender

By:	/s/ Astrid Wilke
Name:	Astrid Wilke
Title:	Vice President

By:	/s/ Pearl Geffers
Name:	Pearl Geffers
Title:	First Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Garrett McKinnon
Name:	Garrett McKinnon
Title:	Senior Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Allen Huang
Name:	Allen Huang
Title:	Assistant Vice President

WEBSTER BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Carol Carver
Name:	Carol Carver
Title:	Vice President

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Carla Sweet
Name:	Carla Sweet
Title:	Director

By:	/s/ Vincent Lauras
Name:	Vincent Lauras
Title:	Senior Managing Director

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN, as a Lender

By:	/s/ Nikolas V. Pflug
Name:	Nikolas V. Pflug
Title:	Senior Vice President

By:	/s/ Carlos Lunardini
Name:	Carlos Lunardini
Title:	Vice President

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ Roger E. Searls
Name:	Roger E. Searls
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasegawa
Title:	General Manager

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a "Guarantor") hereby acknowledges and consents to the foregoing Second Amendment as of July 19, 2011, and agrees that the Amended and Restated Guaranty dated as of May 14, 2010 (as amended and in effect from time to time, the "Guaranty") from each of the undersigned Guarantors remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, the Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title: COO & CFO

GLOBAL GP LLC

By:	/s/ Thomas J. Hollister
Title: COO & CFO